FORM 8-K
                        _____________

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549






            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 25, 2002


               Structured Asset Mortgage Investments, Inc
           Mortgage Pass-Through Certificates, Series 1998-3
         (Exact name of registrant as specified in its charter)



          Delaware               33-44658          13-3633241
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  245 Park Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (347) 643-1000


                        Not Applicable
(Former name or former address, if changed since last report.)





Item 5.   Other Events.


     1.A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-3, on July 25, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage investments, Inc ., as Depositor, Countrywide Home Loans,Inc. as Master Servicer, and The Bank of New York, as Trustee.





Item 7.  Financial Statements and Exhibits.



    (c)   Exhibits.

          28.53   July 25, 2002 - Information on Distribution to
                    Certificateholders







SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                   Structured Asset Mortgage Investments, Inc.
                                     (Registrant)






Date: August 15, 2002               By:  /S/Samuel Molinaro
                                          Samuel Molinaro
                                          Treasurer and Secretary






         Structured Asset Mortgage Investments, Inc.

         FORM 8-K

         CURRENT REPORT

         Exhibit Index





Exhibit No.                         Description

(28.53)                            July 25, 2002 - Information on
                                   Distribution to Certificateholders







                   July 25, 2002 - INFORMATION ON DISTRIBUTION  EXHIBIT 28.53
                                  TO CERTIFICATEHOLDERS

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-3

                        Principal Amt
            Original    Outstanding                                                              Ending
Certificat  Principal     Prior to      Interest     Interest       Interest    Principal    Principal Amount
  Class      Amount     Distribution     Rate         Accrued      Distributed   Payable      Outstanding

  A       $332,071,600  $4,923,699.22   6.174405%   $25,334.10     $25,334.10   $167,695.28    $4,756,003.93
  R                100              0   6.174405%            0              0             0                0
  B-1        5,257,000     913,403.44   6.174405%     4,699.77       4,699.77     31,109.42       882,294.01
  B-2       13,142,815   2,272,917.78   6.174405%    11,694.93      11,694.93     77,412.85     2,195,504.92


          $350,471,515   8,110,020.44               $41,728.80     $41,728.80   $276,217.55    $7,833,802.86


